Rule 497(e)

Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

First Trust Alerian U.S. NextGen Infrastructure ETF

(the “Fund”)

Supplement to the Statement of Additional Information

Dated March 27, 2023

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the following disclosure is added to the end of the section entitled “Additional Information”:

INFORMATION FOR INVESTORS IN THE EUROPEAN ECONOMIC AREA (“EEA”) ONLY

The following disclosures are included in this SAI solely for the purposes of compliance with the applicable EEA law and regulation resulting from, of and as a consequence of, the Fund’s registration or notification under the EU Directive on Alternative Investment Fund Managers (Directive (2011/61/EU)) (the “AIFM Directive”) national private placement regimes in certain European Union (“EU”) and EEA jurisdictions. The following disclosures are not intended for, and should not be relied on by, any investor other than an investor in the relevant EU and/or EEA jurisdictions because the rules, regulations and requirements applicable to the Fund in those jurisdictions as a result of their registration or notification differ from the rules, regulations and requirements applicable to the Fund under the Investment Company Act.

European Union’s Sustainable Finance Disclosure Regulation

While First Trust Advisors L.P. (the “Advisor”) is not itself generally subject to Regulation 2019/2088 of the European Parliament and of the Council on sustainability-related disclosures in the financial sector (“SFDR”), by virtue of the Fund’s registration or notification under the AIFM Directive national private placement regimes in certain EU and EEA jurisdictions, some limited disclosures under the SFDR must be made in respect of the Fund and the following section is intended to satisfy certain of such requirements. The SFDR requires the Advisor to determine, on a product-by-product basis, whether “sustainability risks” are relevant to the Advisor’s in-scope financial products, including the Fund.

For the purposes of SFDR, “sustainability risk” means an environmental, social or governance (“ESG”) event or condition that, if it occurs, could cause an actual or a potential material negative impact on the value of an investment.

Solely for the purposes of SFDR, the Advisor has determined that sustainability risks are not relevant to the Fund on the basis that the Fund invests principally in investments or asset classes which, in the opinion of the Advisor, are not ordinarily subject to sustainability risk as a material negative impact on the value of those investments, as such terms are interpreted and applied under SFDR.

Consequently, the Advisor does not integrate sustainability risks into its investment decision making for the Fund and the Advisor has not assessed the likely impacts of sustainability risks on the returns of the Fund, as such terms are interpreted and applied under SFDR.

The Advisor will keep its assessment that sustainability risks are not relevant to the Fund under regular review.

SFDR requires the Advisor to disclose whether, and if so how, it considers the principal adverse impacts (“PAIs”) of its investment decisions on sustainability factors, in accordance with a specific regime outlined in SFDR, in relation to the Fund. The Advisor does not consider the principal adverse impacts of its investment decisions on sustainability factors (either generally or in relation to the Fund).

In addition, the Advisor considers that its primary investment strategies and client relationships do not support adoption of the PAI regime within SFDR.

Information for Investors in the EEA Regarding Offering of the Fund

In relation to each Member State of the EEA which has implemented the AIFM Directive, the Prospectus, and any summary Prospectus or SAI relating to the Fund, may only be distributed and shares may only be offered or placed in a Member State to the extent that: (1) the Fund is permitted to be marketed to professional investors in the relevant Member State in accordance with the AIFM Directive (as implemented into the local law/regulations of the relevant Member State); or otherwise (2) the Prospectus and SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

In relation to each Member State of the EEA which, at the date of this SAI, has not implemented the AIFM Directive, the Prospectus and this SAI may only be distributed and shares may only be offered or placed to the extent that the Prospectus and this SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

In addition, the following restrictions apply to the distribution of the Prospectus and SAI in the following Member States:

Information for Investors in the United Kingdom

Subject always to the foregoing notice in respect of the EEA, this SAI is being issued in the United Kingdom by First Trust Global Portfolios Limited (which is authorized and regulated by the Financial Conduct Authority (the “FCA” )) only to and/or is directed only at persons who are professional clients or eligible counterparties for the purposes of the FCA’s Conduct of Business Sourcebook. The opportunity to invest in the Fund is only available to such persons in the United Kingdom, and the Prospectus and SAI must not be relied on or acted upon by any other persons in the United Kingdom.

Information for Investors in Ireland

The distribution of this Prospectus and SAI in Ireland and the offering or purchase of shares is restricted to the individual to whom it is addressed. Accordingly, it may not be reproduced in whole or in part, nor may its contents be distributed in writing or orally to any third party and it may be read solely by the person to whom it is addressed and his/her professional advisers. Shares in the Fund will not be offered or sold by any person:

(a)	otherwise than in conformity with the provisions of the European Communities (Markets in Financial Instruments) Regulations 2007 and the European Union (Alternative Investment Fund Managers) Regulations 2013, each as amended; or
(b)	in any way which would require the publication of a prospectus under the Companies Act 2014 or any regulations made thereunder; or
(c)	in Ireland except in all circumstances that will result in compliance with all applicable laws and regulations in Ireland.

AIFM Directive Disclosures

Background. The AIFM Directive is an EU directive which regulates the management and marketing of funds within the EEA. The AIFM Directive distinguishes between EU and non-EU funds and EU and non-EU fund managers and different obligations apply under the AIFM Directive depending on where the fund is based and where the manager is based. Certain disclosure, transparency and reporting obligations are imposed on non-EU fund managers wishing to market funds to investors in the EEA. There are additional requirements imposed on EU fund managers, which do not currently apply to First Trust.

To the extent not already disclosed to you prior to your investment in the Fund, the purpose of this section of this SAI is to satisfy the disclosures which are required to be provided to you under the AIFM Directive.

Overview of the Fund and the Service Providers. The Fund is a non-EU AIFs (“AIF” means an alternative investment fund for the purposes of the AIFM Directive).

First Trust Advisors L.P. (“First Trust”) is the AIFM of the Fund (“AIFM” means an alternative investment fund manager for the purposes of the AIFM Directive). First Trust is a non-EU AIFM.

The Trust has entered into agreements with various service providers including First Trust (as the Investment Advisor), the Custodian, Distributor, Transfer Agent, Administrator, index providers and the exchange where the Fund is listed in respect of the Fund. Further details regarding the duties and roles of such service providers can be found in the Prospectus and this SAI for the Fund.

In addition to the parties listed above, the Trust has appointed (i) Chapman and Cutler LLP as its legal counsel which advises it on US legal matters; (ii) Deloitte & Touche LLP as the Fund’s auditors who undertake to audit the Fund’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States); and (iii) CT Corporation System as the Fund’s registered agent.

First Trust is not required to ensure that the Fund appoints, and the Fund has not appointed, a depositary for purposes of the AIFM Directive. (A depositary in the context of the AIFM Directive, has a specific role and function. The appointment of such depositary is not required for non-EU AIFs with non-EU AIFMs). As such, investors in the Fund have no rights as against any person in respect of the duties or liabilities of a depositary under the AIFM Directive.

Investors’ Contractual Rights. In respect of each of the service providers to the Fund, investors who purchase shares in the Fund in the secondary market have no direct rights of action against the service providers, as a matter of contract law or under the establishment documents of the Trust. The proper plaintiff in an action in respect of which a wrongdoing is alleged to have been committed against the Fund or the Trust by a service provider is, prima facie, the Trust itself. An investor may bring a derivative or similar action or proceeding (“Derivative Action” ) against the Trust or the Fund to recover a judgment in its favor in accordance with the provisions of the Declaration. Accordingly, investors would have no direct contractual right against the relevant service provider for breach of the agreement governing its appointment by the Trust. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.

Investment in the Fund. Investors will buy shares in the Fund in secondary market transactions through brokers and will not subscribe for shares from the Trust directly. As such, there is no direct contractual relationship between the Fund and the investor in connection with the purchase or sale of shares. While the Fund is established under Massachusetts law and Massachusetts law does facilitate the enforcement of judgments obtained in foreign jurisdictions, investors who buy shares on the secondary market will have no direct contractual right of action against the Fund. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.

Redemption from the Fund. Non-US investors will sell shares in secondary market transactions through brokers and will not redeem shares from the Fund directly. Shares can be sold throughout the trading day like other publicly traded shares. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail.

Liquidity Risk Management. Investors should note that while First Trust is not required to implement liquidity management arrangements in accordance with the AIFM Directive in respect of the Fund, the Fund is subject to the liquidity limitations established by the SEC. The Trustees have delegated to First Trust the day-to-day determination of illiquidity of equity and fixed income securities as described under “Illiquid Investments” in this SAI.

Treatment of Investors. The Trust and the AIFM do not offer any investors preferential treatment or the right to obtain preferential treatment. Whilst the Trust does not take specific steps to ensure the fair treatment of investors, under the 1940 Act the Trustees are required to monitor how the Fund operates and oversee matters where the interests of the Fund and its shareholders may differ from those of its investment adviser.

First Trust is registered as an investment adviser with the SEC, and is subject to regulation and oversight designed to protect shareholders. Under the Investment Advisers Act of 1940, First Trust is a fiduciary to its clients, including the Fund, and is therefore required to act in the best interests of clients and to place the interests of clients before its own.

Information Regarding the Use of Leverage and Collateral. The AIFM Directive requires disclosure of certain information relating to leverage, collateral and asset re-use arrangements. The Fund may obtain leverage through the use of derivatives and other non-fully funded investments such as reverse repurchase agreements, firm commitment agreements and standby commitment agreements if, and to the extent that, such transactions are (i) disclosed in the Fund’s Prospectus and SAI and (ii) deemed appropriate investments by First Trust. These leveraged trading practices generally have not been prohibited by the SEC, though the SEC has published guidance on the manner in which the Fund may cover its leveraged trading practices to limit leverage and avoid the need to address the leverage concerns in Section 18 of the 1940 Act, which severely restricts how the Fund may use leverage. All arrangements entered into by First Trust on behalf of the Fund which result in leverage follow the parameter of the guidance published by the SEC.

As a non-EU AIFM, First Trust is not obliged to set a maximum permitted level of leverage which it may employ in its management of the Fund. The total amount of leverage employed by the Fund is provided at www.ftglobalportfolios.com.

Investors should refer to the “Investment Objectives and Policies” and “Investment Strategies” section of this SAI for more details on the use and risk of leverage by the Fund.

Shareholder Voting Rights. The Declaration requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. The Fund’s fundamental policies, as described in the “Investment Objectives and Policies” section of this SAI, may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii)more than 50% of the outstanding voting securities.

Net Asset Value. The latest NAV of the Fund, and the latest NAV per share of each class of share of the Fund, is available online at: www.ftglobalportfolios.com and online stock quote services. Generally investors will buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund will therefore be available at the relevant market price rather than NAV.

The historical performance of the Fund since inception is available online at: www.ftglobalportfolios.com.

Accounts. Under the AIFM Directive, First Trust is required to make available the annual report of the Funds that it markets in the EEA. This must be prepared by no later than 6 months following the end of the financial year and contain certain specific content requirements set out in the AIFM Directive. Once the annual report has been produced, it will be made available to investors in the manner as set out in the Prospectus.

Professional Liability Requirements/Delegation by the AIFM/Valuation. As anon-EU AIFM, First Trust is not subject to certain EU requirements relating to (i) the cover of professional liability risk by holding either additional of its own funds or appropriate professional liability insurance; (ii) permitted delegation and the management and disclosure of conflicts of interest relating to any such delegation; and (iii) valuation as set out in Article 19 of the AIFM Directive. As such, no disclosures for the purposes of the AIFM Directive have been made. Notwithstanding this, First Trust and the Fund continue to comply with their requirements under US law.

Periodic Disclosure Obligations. The following information will be disclosed to Fund shareholders on a periodic basis by way of a posting being made on www.ftglobalportfolios.com:

•	the percentage of the Fund’s assets, if any, that are subject to special arrangements arising from their illiquid nature (including, but not limited to, deferrals of redemptions and suspensions);
•	the current risk profile of the Fund and the risk management systems employed by the AIFM to manage those risks; and
•	the total amount of leverage employed by the Fund, if any.

Whenever any new arrangements for managing the liquidity of the Fund are introduced including, but not limited to, any material changes to the liquidity management systems and procedures employed by First Trust, a disclosure to this effect will be uploaded on the Fund’s website. The Fund will ensure that a notice is uploaded on an expedited basis whenever deferrals or other similar special arrangements are activated or where redemptions of shares are suspended.

A notice will be posted without undue delay whenever there is a change to a maximum level of leverage which may be employed on behalf of the Fund; and any changes are made to the right of re-use of collateral or any changes to any guarantee granted under any leveraging arrangement.

INFORMATION FOR INVESTORS IN HONG KONG ONLY

The Fund is a collective investment scheme but is not authorized under Section 104 of the Securities and Futures Ordinance of Hong Kong by the Securities and Futures Commission of Hong Kong. Accordingly, the distribution of the Prospectus, and the placement of Fund shares in Hong Kong, is restricted. The Prospectus may only be distributed, circulated or issued to persons who are professional investors under the Securities and Futures Ordinance and any rules made under that Ordinance or as otherwise permitted by the Securities and Futures Ordinance.

INFORMATION FOR INVESTORS IN SINGAPORE ONLY

The Prospectus has not been registered as a Prospectus with the Monetary Authority of Singapore. Accordingly, the Prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of Fund shares may not be circulated or distributed, nor may Fund shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor pursuant to Section 304 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”)) or (ii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

INFORMATION FOR INVESTORS IN TAIWAN ONLY

Fund shares are being made available in the Republic of China (“R.O.C.”) on a private placement basis only to banks, bills houses, trust enterprises, financial holding companies and other qualified entities or institutions (collectively, “Qualified Institutions”) and other entities and individuals meeting specific criteria (“Other Qualified Investors”) pursuant to the private placement provisions of the R.O.C. Rules Governing Offshore Funds. No other offer or sale of the shares of the Fund in the R.O.C. is permitted. R.O.C. purchasers of Fund shares may not sell or otherwise dispose of their holdings except by redemption, transfer to a Qualified Institution or Other Qualified Investor, transfer by operation of law or other means approved by the R.O.C. Financial Supervisory Commission.

Please Keep this Supplement with your Fund Statement of Additional Information for
Future Reference